UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 24, 2006

CINTAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code	(513) 459-1200

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;Appointment of Principal Officers.

(b)	Cintas Corporation Board member Robert J. Herbold resigned from the Board of Directors on January 24, 2006 because his wife has been appointed as U.S. Ambassador to Singapore. Consequently, Mr. Herbold will be spending a significant amount of time in Asia and unable to travel to Cincinnati on a regular basis to attend Cintas Board meetings.

The Nominating and Governance Committee is engaged in a search for an independent director to replace Mr. Herbold.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2006	CINTAS CORPORATION BY: /s/ Karen L. Carnahan —————————— Karen L. Carnahan Vice President and Treasurer